                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date Of Report (Date Of Earliest Event Reported): August 29, 2001

                         ENSTAR INCOME PROGRAM IV-3 L.P.
                         -------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

        0-15686                                   58-1648320
        -------                                   ----------
(Commission File Number)               (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 965-0555

Item 2.  Acquisition or Disposition of Assets.

    The Partnership, together with certain affiliates (collectively, the "Selling Partnerships"), entered into an asset purchase agreement (the "Illinois Agreement"), dated August 29, 2001, with certain indirect subsidiaries of Charter Communications, Inc. ("Charter"), a related party, to sell certain assets and liabilities of the Illinois cable systems of the Selling Partnerships. The Illinois Agreement was entered into as the result of an auction process with sealed bids, in which the bid from Charter for an aggregate purchase price of $63.0 million exceeded those of all other bidders. The net assets to be sold under the Illinois Agreement include the Partnership's cable systems in and around Fairfield and Shelbyville, Illinois and those of the Partnership's joint venture's cable systems in Auburn, Carlinville, and Girard, Illinois for a total purchase price of $17.0 million. Proceeds to the Partnership will be $10.8 million. Proceeds from the sale will be used for transaction costs, general working capital purposes, capital expenditures, and distributions to partners. Each sale transaction outlined in the Illinois Agreement is contingent upon the closing of each of the other Selling Partnerships' sales transactions. The sale is subject to approval by a majority of the holders of the Partnership's outstanding units, approval by the other Selling Partnerships of their respective sales transactions and certain closing conditions, including regulatory approvals. There can be no assurance that this proposed sale will be consummated.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

     Not applicable

(b) Pro forma financial information.

     The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income Program IV-3, L.P. The Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2001 assumes the disposition of certain assets and liabilities of the Partnership's cable systems in and around Fairfield and Shelbyville, Illinois and those of the Partnership's joint venture's cable systems in Auburn, Carlinville, and Girard, Illinois as if it had occurred on June 30, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the six months ended June 30, 2001 and year ended December 31, 2000 assume the above disposition occurred on January 1, 2000.

     The Unaudited Pro Forma Condensed Financial Statements of Enstar Income Program IV-3, L.P. do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                        ENSTAR INCOME PROGRAM IV-3, L.P.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 2001

                                                   HISTORICAL                     PRO FORMA         PRO FORMA
                                                 JUNE 30, 2001   DISPOSITIONS    ADJUSTMENTS      JUNE 30, 2001
                                                 -------------   ------------    -----------      -------------
                ASSETS
ASSETS:
   Cash                                          $  1,611,400    $    986,200    $ 10,756,700 (a) $ 13,354,300
   Accounts receivable                                 99,900         (76,900)             --           23,000
   Prepaid expenses and other assets                   23,700         (20,800)             --            2,900
   Property, plant and equipment, net               1,639,300      (1,314,300)             --          325,000
   Franchise cost, net                                 28,700         (21,900)             --            6,800
                                                 ------------    ------------    ------------     ------------
                                                    3,403,000        (447,700)     10,756,700       13,712,000
                                                 ------------    ------------    ------------     ------------

   Equity in net assets of joint venture:
         Enstar Cable of Macoupin County            1,376,300      (1,376,300)             --               --
                                                 ------------    ------------    ------------     ------------
                                                 $  4,779,300    $ (1,824,000)   $ 10,756,700     $ 13,712,000
                                                 ============    ============    ============     ============


      LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
   Accounts payable                              $     51,200    $    (28,700)   $    430,300 (a) $    452,800
   Accrued liabilities                                139,200         (83,600)             --           55,600
   Due to affiliates                                  409,900        (294,800)             --          115,100
                                                 ------------    ------------    ------------     ------------
                                                      600,300        (407,100)        430,300          623,500
                                                 ------------    ------------    ------------     ------------
PARTNERSHIP CAPITAL (DEFICIT):
   General Partners                                   (41,300)         13,700         103,300           75,700
   Limited Partners                                 4,220,300      (1,430,600)     10,223,100       13,012,800
                                                 ------------    ------------    ------------     ------------
                                                    4,179,000      (1,416,900)     10,326,400(a)    13,088,500
                                                 ------------    ------------    ------------     ------------
                                                 $  4,779,300    $ (1,824,000)   $ 10,756,700     $ 13,712,000
                                                 ============    ============    ============     ============


(a) Represents proceeds from sale of $10,756,700 which will be used for transaction costs of $430,300, general working capital purposes, capital expenditures and distributions to partners.

                        ENSTAR INCOME PROGRAM IV-3, L.P.
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                  HISTORICAL                      PRO FORMA
                                                                 JUNE 30, 2001  DISPOSITIONS (a)  JUNE 30, 2001
                                                                 -------------  ----------------  -------------
REVENUES                                                         $   1,186,300  $       (774,100) $     412,200
                                                                 -------------  ----------------  -------------
OPERATING EXPENSES:
   Service costs                                                       418,400          (274,300)       144,100
   General and administrative                                          173,400          (120,100)        53,300
   expenses
   General partner management fees and reimbursed expenses             170,300          (118,800)        51,500
   Depreciation and amortization                                       177,300          (106,700)        70,600
                                                                 -------------  ----------------  -------------
                                                                       939,400          (619,900)       319,500
                                                                 -------------  ----------------  -------------

OPERATING INCOME                                                       246,900          (154,200)        92,700

OTHER INCOME (EXPENSE):
   Interest income                                                      28,500           (28,500)            --
   Interest expense                                                     (8,600)               --         (8,600)
   Other                                                               (36,000)           24,200        (11,800)
                                                                 -------------  ----------------  -------------
                                                                       (16,100)           (4,300)       (20,400)
                                                                 -------------  ----------------  -------------

INCOME BEFORE EQUITY IN NET INCOME OF JOINT VENTURE                    230,800          (158,500)        72,300


EQUITY IN NET INCOME OF MACOUPIN JOINT VENTURE                         110,900          (110,900)            --
                                                                 -------------  ----------------  -------------

NET INCOME                                                       $     341,700  $       (269,400) $      72,300
                                                                 =============  ================  =============

Net income allocated to General Partners                         $       3,400  $         (2,700) $         700
                                                                 =============  ================  =============

Net income allocated to Limited Partners                         $    338,300   $       (266,700) $      71,600
                                                                 =============  ================  =============


(a) Represents the results of operations of the Fairfield and Shelbyville, Illinois cable systems and those of the joint venture's cable systems in Auburn, Carlinville, and Girard, Illinois to be sold.

                        ENSTAR INCOME PROGRAM IV-3, L.P.
          UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                  HISTORICAL                        PRO FORMA
                                                                 DECEMBER 31,                      DECEMBER 31,
                                                                     2000       DISPOSITIONS (a)      2000
                                                                 ------------   ----------------   ------------
REVENUES                                                         $ 2,485,800    $     (1,622,500)  $    863,300
                                                                 -----------    ----------------   ------------
OPERATING EXPENSES:
  Service costs                                                      833,500            (528,100)       305,400
  General and administrative expenses                                418,100            (245,700)       172,400
  General partner management fees and reimbursed expenses            346,400            (241,200)       105,200
  Depreciation and amortization                                      371,300            (246,000)       125,300
                                                                 -----------    ----------------   ------------

                                                                   1,969,300          (1,261,000)       708,300
                                                                 -----------    ----------------   ------------

OPERATING INCOME                                                     516,500            (361,500)       155,000

OTHER INCOME (EXPENSE)
  Interest income                                                     86,200             (86,200)            --
  Interest expense                                                   (13,400)                 --        (13,400)
  Other                                                              (30,700)             29,600         (1,100)
                                                                 -----------    ----------------   ------------
                                                                      42,100             (56,600)       (14,500)
                                                                 -----------    ----------------   ------------

INCOME BEFORE EQUITY IN NET INCOME OF JOINT VENTURE                  558,600            (418,100)       140,500


EQUITY IN NET INCOME OF MACOUPIN JOINT VENTURE                       223,000            (223,000)            --
                                                                 -----------    ----------------    -----------

NET INCOME                                                       $   781,600    $       (641,100)   $   140,500
                                                                 ===========    ================    ===========

Net income allocated to General Partners                         $     7,800    $         (6,400)   $     1,400
                                                                 ===========    ================    ===========


Net income allocated to Limited Partners                         $   773,800    $       (634,700)   $   139,100
                                                                 ===========    ================    ===========



(a) Represents the results of operations of the Fairfield and Shelbyville, Illinois cable systems and those of the joint venture's cable systems in Auburn,Carlinville, and Girard, Illinois to be sold. A non-recurring gain on sale of $7,836,000, net of transaction costs of approximately $430,300, resulted from the dispositions which has not been presented in the unaudited pro forma condensed statement of operations.

(c)  Exhibits

     2.1 Asset Purchase Agreement, dated August 29, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County

     2.2 Letter of Amendment, dated September 10, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Enstar Income Program IV-3, L.P.

                                   By: Enstar Communications Corporation,
                                   its General Partner

                                   By: /s/ PAUL E. MARTIN
                                       ------------------
                                   Paul E. Martin,
                                   Vice President and Corporate Controller
                                   (Principal Financial Officer and Principal
                                   Accounting Officer)


Dated: September 13, 2001